Trust for Advised Portfolios
Supplement dated August 28, 2020
to the Summary Prospectus dated April 30, 2020
for the
1919 Maryland Tax-Free Income Fund

Effective September 1, 2020, Lauren K. Krieger, CFA will serve as a portfolio manager to the 1919 Maryland Tax‑Free Income Fund (the “Fund” or the “Maryland Fund”). R. Scott Pierce will continue as portfolio manager to the Maryland Fund.

The “Portfolio Managers” section on Page 7 of the Maryland Fund Summary Prospectus is revised to include the following:
Ms. Krieger, CFA, a Vice President and Portfolio Manager of the Adviser, has been a portfolio manager of the Maryland Fund since September 1, 2020.

Please retain this supplement with your Summary Prospectus for future reference.